UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  September 7, 2012

Spherix Incorporated

(Exact name of registrant as specified in its charter)

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Delaware	0-5576	52-0849320

(Address of principal executive offices)	(Zip Code)
6430 Rockledge Drive, Suite 503, Bethesda, Maryland	20817

Registrant’s telephone number, including area code  301-897-2540

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Dr. Claire Kruger, Chief Executive Officer, and Dr. Robert Lodder, President, will deliver a company presentation to various prospective investors at the Rodman & Renshaw 14th Annual Healthcare Conference at 11:40 a.m. Eastern time on Monday, September 10, in the North Foyer of the Waldorf Astoria in New York.  The overview will introduce the Spherix DDDAS combination drug development platform, and reveal how the platform led to the latest advances in the SPX106T development program, including new uses of SPX106T to slow the growth rate of abdominal aortic aneurysms as well as to treat other diseases with inflammatory components.  The presentation is available on the Company’s website at www.spherix.com, is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01              Financial Statements and Exhibits

Exhibits

99.1        Spherix Incorporated Overview Presentation, September 10, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Spherix Incorporated
(Registrant)

By:

/s/ Robert L. Clayton
Robert L. Clayton
CFO

Date:	September 7, 2012